                              PURCHASE AGREEMENT

                                    BETWEEN

               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                                      AND

                        NAVISTAR FINANCIAL CORPORATION

                         DATED AS OF NOVEMBER 1, 2000

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      SECTION 5.01.     Conflicts   With  Further   Transfer   and   Servicing

      SECTION 5.08.     Limitation on Transfer of International Purchase

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                                   EXHIBITS

Exhibit A - Form of PA Assignment

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      PURCHASE  AGREEMENT,  dated as of  November  1, 2000,  between  NAVISTAR
FINANCIAL RETAIL RECEIVABLES  CORPORATION,  a Delaware corporation  ("NFRRC"), and NAVISTAR FINANCIAL CORPORATION, a Delaware corporation ("NFC").

      WHEREAS,  NFRRC  desires to purchase  on the date hereof a portfolio  of commercial  retail loans evidenced by notes secured by new and used medium and heavy duty trucks,  buses and  trailers  (collectively,  the "Retail  Notes"), together with related rights owned by NFC;

      WHEREAS,  NFC is willing to sell such Retail Notes and related rights to
NFRRC;

      WHEREAS,  NFRRC may wish to sell or otherwise transfer such Retail Notes
and  related  rights,  or  interests   therein,   to  a  trust,   corporation,
partnership  or other  entity  (any  such  transferee  being  the  "Subsequent
Transferee"); and

      WHEREAS,  the  Subsequent   Transferee  may  issue  debentures,   notes,
participations,  certificates of beneficial interest, partnership interests or other  interests or  securities  (collectively,  any such issued  interests or securities  being  "Securities")  to fund its acquisition of such Retail Notes and related rights.

      NOW,  THEREFORE,  in consideration of the foregoing,  the other good and valuable  consideration  and the mutual terms and covenants herein  contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      SECTION I.1.      Definitions.    Capitalized   terms   used   but   not
otherwise  defined  in this  Agreement  shall  have  the  respective  meanings assigned them in Part I of Appendix A to the Pooling and  Servicing  Agreement
of even  date  herewith  by and  among  Chase  Manhattan  Bank  USA,  National
Association,  acting as Owner Trustee of the Navistar  Financial  2000-B Owner
Trust, NFRRC and Navistar  Financial  Corporation,  as Servicer,  as it may be
amended,  supplemented  or modified from time to time. All  references  herein to "the  Agreement" or "this  Agreement" are to this Purchase  Agreement as it may be amended,  supplemented  or  modified  from time to time,  the  exhibits hereto  and the  capitalized  terms  used  herein  which are  defined  in such
Appendix A, and all references  herein to Articles,  Sections and  subsections are to Articles,  Sections or subsections of this Agreement  unless  otherwise specified.  The rules of construction  set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                  ARTICLE II
                       PURCHASE AND SALE OF RECEIVABLES

      SECTION II.1.     Purchase  and  Sale  of  Receivables.  Subject  to the
satisfaction  of the  conditions  specified in Article IV, NFC agrees to sell, transfer, assign and otherwise convey to NFRRC, without recourse,  pursuant to a  written  assignment  substantially  in the  form  of  Exhibit  A  (the  "PA
Assignment"),  and NFRRC  agrees to purchase on the Closing  Date,  all right, title and interest of NFC in, to and under:

      (a)   the Retail Notes,  secured by one or more Financed Vehicles,  that are  identified in a schedule to the PA  Assignment  delivered to NFRRC on the
Closing  Date (the  "Designated  Receivables")  and all  monies  paid  thereon
(including  Liquidation  Proceeds) and due  thereunder on and after the Cutoff
Date;

      (b)   the  security  interests  in  the  Financed  Vehicles  granted  by
Obligors  pursuant to the Designated  Receivables and, to the extent permitted by law, any accessions thereto which are financed by NFC;

      (c)   the benefits of any lease  assignments with respect to the related
Financed Vehicles;

      (d)   any  proceeds  from any  Insurance  Policies  with  respect to the
Designated Receivables;

      (e)   any proceeds from Dealer  Liability with respect to the Designated
Receivables,   proceeds  from  any  International  Purchase  Obligations  with respect to the Designated  Receivables  (subject to the  limitations set forth in Section  5.08  hereof)  and  proceeds  from any  Guaranties  of  Designated
Receivables; and

      (f)   any  proceeds of the  property  described  in clauses (a), (b) and
(c) above (the  property  described  in  clauses  (b)  through  (f) hereof are referred to as the "Related Security").

         SECTION II.2.  Purchase Price. In  consideration  for the purchase of the  Designated  Receivables  and the Related  Security,  NFRRC shall,  on the
Closing Date, pay to NFC an amount equal to the Initial Aggregate  Receivables
Balance (the "Purchase  Price") and NFC shall execute and deliver to NFRRC the
PA  Assignment.  On the Closing Date, a portion of the Purchase Price equal to approximately  $726,782,593.60  shall be paid to NFC in immediately  available funds,  and the  balance  of the  Purchase  Price  ($37,927,503.93)  shall  be recorded as an advance from NFC to NFRRC.

      SECTION II.3.     The Closing.  The sale and purchase of the  Designated
Receivables (the  "Closing"),  shall take place at such a place, on a date and at a time mutually  agreeable to NFC and NFRRC,  and may occur  simultaneously with the  closing of any  related  transactions  contemplated  by the  Further
Transfer and Servicing Agreements.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

      SECTION III.1.    Representations  and  Warranties  as  to  Receivables.
NFC makes the following  representations  and  warranties as to the Designated
Receivables  on  which  NFRRC  relies  in  accepting  such  Receivables.  Such representations  and  warranties  speak as of the Closing Date,  and as of the date  of the  transfer  of  such  Designated  Receivables  under  the  Further
Transfer and Servicing  Agreements,  and shall survive the sale,  transfer and assignment  of  such  Designated  Receivables  to  NFRRC  and  the  subsequent
assignment  and  transfer   thereof  pursuant  to  the  Further  Transfer  and
Servicing Agreements:

      (a)   Characteristics of Receivables.  Each Designated Receivable:

            (i) was  originated  by NFC to  finance  a  retail  purchase  by a retail  customer  or a  refinancing  of a Financed  Vehicle or  Financed
      Vehicles by a retail  customer  and was fully and  properly  executed by the parties thereto;

            (ii)  has   created  or  shall   create  a  valid,   binding   and
      enforceable  first  priority  security  interest in favor of NFC in each
      Financed  Vehicle  related  thereto,  which  security  interest  will be validly  assigned by NFC to NFRRC and will be  assignable  by NFRRC to a subsequent purchaser;

            (iii) contains  customary and  enforceable  provisions  such as to render the rights  and  remedies  of the  holder  thereof  adequate  for realization against the collateral of the benefits of the security;

            (iv)  shall yield interest at the Annual Percentage Rate; and

            (v) comes from one of the  following  categories,  which differ in their  provisions  for the  payment of  principal  and  interest:  Equal
      Payment Fully Amortizing  Receivables,  Equal Payment Skip  Receivables,
      Equal Payment Balloon  Receivables,  Level  Principal  Fully  Amortizing
      Receivables,  Level Principal Skip Receivables,  Level Principal Balloon
      Receivables,  or Other  Receivables.  "Equal  Payment  Fully  Amortizing
      Receivables"  are  Receivables  that provide for equal monthly  payments that  fully  amortize  the amount  financed  over its  original  term to
      maturity.   "Equal  Payment  Skip   Receivables"  are  Receivables  that
      provide for equal  monthly  payments  in eleven or fewer  months of each twelve-month  period that fully  amortize the amount  financed  over its original  term to maturity.  "Equal  Payment  Balloon  Receivables"  are
      Receivables  that  provide  for equal  monthly  payments  except  that a larger  payment  becomes  due  on  the  final  maturity  date  for  such
      Receivables.   "Level  Principal  Fully   Amortizing   Receivables"  are
      Receivables  that  provide  for  monthly  payments  consisting  of level principal  amounts  together  with  accrued  and unpaid  interest on the unpaid  Receivable  Balances.  "Level  Principal Skip  Receivables"  are
      Receivables  that provide for monthly payments in eleven or fewer months of each  twelve-month  period  consisting  of  level  principal  amounts together  with  accrued  and unpaid  interest  on the unpaid  Receivable
      Balances.  "Level  Principal  Balloon  Receivables" are Receivables that provide for  monthly  payments  consisting  of level  principal  amounts together  with  accrued  and unpaid  interest  on the unpaid  Receivable
      Balances,  except  that a larger  principal  payment  becomes due on the final  maturity  date  for such  Receivables.  "Other  Receivables"  are
      Receivables not described above,  including Receivables that provide for level  monthly  payments in eleven or fewer months of each  twelve-month period that amortize a portion of the amount  financed over its original term to maturity  with a larger  payment  that  becomes due on the final maturity date for such Receivables.

      (b)   Schedule  of  Receivables.   The  information  set  forth  in  the
Schedule of Receivables is true and correct in all material respects;

      (c)   Compliance  With Law.  All  requirements  of  applicable  federal, state and local laws, and regulations  thereunder,  including the Equal Credit
Opportunity  Act, the Federal  Reserve  Board's  Regulation "B", the Soldiers'
and Sailors' Civil Relief Act of 1940,  and any applicable  bulk sales or bulk transfer  law and other equal  credit  opportunity  and  disclosure  laws,  in respect of any of the Designated  Receivables,  have been complied with in all material  respects,  and each such  Designated  Receivable and the sale of the
Financed Vehicle or Financed  Vehicles  evidenced thereby complied at the time it was  originated or made and now complies in all material  respects with all legal requirements of the jurisdiction in which it was originated or made;

      (d)   Binding  Obligation.  Each  Designated  Receivable  represents the genuine,  legal,  valid and  binding  payment  obligation  in  writing  of the
Obligor  thereon,  enforceable  against the  Obligor by the holder  thereof in accordance  with  its  terms,  except  as  enforceability  may be  limited  by applicable  bankruptcy,  insolvency,  reorganization or similar laws affecting the enforcement of creditors'  rights in general and by equity,  regardless of whether such enforceability is considered in a proceeding in equity or at law;

      (e)   Security  Interest in Financed  Vehicle.  Immediately prior to the sale,  transfer  and  assignment  thereof  pursuant  hereto,  each  Designated
Receivable  was  secured  by  a  validly  perfected  first  priority  security interest in the related  Financed Vehicle or, in the event any such Receivable was  secured  by more than one  Financed  Vehicle,  in each  related  Financed
Vehicle,  each  in  favor  of NFC as  secured  party,  or  all  necessary  and appropriate  action  had been  commenced  that will  result,  within  100 days following  the  Cutoff  Date,  in the  valid  perfection  of a first  priority security  interest in each related Financed Vehicle in favor of NFC as secured party in each case (except for first  priority  security  interests  which may exist in any accessions not financed by NFC);

      (f)   Receivables   In  Force.   No  Designated   Receivable   has  been
satisfied,  subordinated or rescinded,  and no Financed  Vehicle  securing any
Designated  Receivable  has  been  released  from  the  Lien  of  the  related
Receivable in whole or in part;

      (g)   No Waiver.  Since the Cutoff Date, no provision of any  Designated
Receivable has been waived, altered or modified in any respect;

      (h)   No  Amendments.  Since the Cutoff Date, no  Designated  Receivable
has been  amended  or  otherwise  modified  such that the total  number of the
Obligor's  Scheduled  Payments is increased or the Initial  Receivable Balance thereof is increased;

      (i)   No  Defenses.  No right of  rescission,  setoff,  counterclaim  or defense  has been  asserted  or  threatened  with  respect  to any  Designated
Receivable;

      (j)   No Liens.  There are, to NFC's knowledge,  no Liens or claims that have been filed for work,  labor or materials  affecting any Financed  Vehicle securing any  Designated  Receivable  that are or may be prior to, or equal or coordinate  with, the security  interest in each Financed  Vehicle  granted by the Designated  Receivable  (except for Liens or claims which may exist in any accessions to the Financed Vehicles not financed by NFC);

      (k)   No  Default.  There  has been no  default,  breach,  violation  or event permitting  acceleration  under the terms of any Designated  Receivable, and no event has occurred and is  continuing  that with notice or the lapse of time  would  constitute  a  default,  breach,  violation  or event  permitting acceleration  under the terms of any  Designated  Receivable,  and NFC has not waived  any  of the  foregoing,  in  each  case  except  for  payments  on any
Designated  Receivables  which are not more  than 60 days  past due  (measured from the date of any Scheduled Payment) as of the Cutoff Date;

      (l)   Insurance.  Each  Obligor on a Designated  Receivable  is required to maintain a physical damage  insurance  policy for each Financed  Vehicle of the type that NFC  requires  in  accordance  with its  customary  underwriting standards  for the  purchase of medium and heavy duty  truck,  bus and trailer receivables,  unless  NFC has in  accordance  with  its  customary  procedures permitted an Obligor to self-insure such Financed Vehicle;

      (m)   Good Title. No Designated  Receivable has been sold,  transferred, assigned or pledged by NFC to any Person other than NFRRC;  immediately  prior to the conveyance of any Designated  Receivables  pursuant to this  Agreement,
NFC had good and marketable  title  thereto,  free of any Lien (except for any
Lien which may exist in  accessions  to the Financed  Vehicles not financed by
NFC);  and,  upon  execution  and  delivery  of  this  Agreement  and  the  PA
Assignment by NFC, and  satisfaction  of the  conditions  set forth in Section
4.02 hereof relating to such Designated  Receivables,  NFRRC shall have all of the right, title and interest of NFC in and to the Designated  Receivables and the Related  Security,  free of any Lien  (except for any Lien which may exist in accessions to the Financed Vehicles not financed by NFC);

      (n)   Lawful  Assignment.  No Designated  Receivable  was originated in, or is subject to the laws of, any  jurisdiction  the laws of which  would make unlawful  the sale,  transfer and  assignment  of such  Designated  Receivable under this Agreement or any Further Transfer and Servicing Agreements;

      (o)   All  Filings  Made.  All  filings  necessary  under the UCC in any jurisdiction  to give NFRRC a first priority  perfected  security or ownership interest  in the  Designated  Receivables  and the  Related  Security  (to the
extent  it  constitutes  Code  Collateral)  shall  have  been  made,  and  the
Designated Receivables constitute Code Collateral;

      (p)   One  Original.  There is only one original  executed  copy of each
Designated Receivable;

      (q)   No  Documents  or  Instruments.   No  Designated  Receivable,   or
constituent   part  thereof,   constitutes  a   "negotiable   instrument"   or
"negotiable document of title" (as such terms are used in the UCC);

      (r)   Maturity  of  Receivables.   Each  Designated  Receivable  has  an
original  term to maturity of not less than 12 months and not greater  than 84 months and,  as of the Cutoff  Date,  had a remaining  term to maturity of not less than 12 months and not greater than 72 months;

      (s)   Annual  Percentage  Rate.  The  Annual  Percentage  Rate  of  each
Designated Receivable is not less than 6.50%;

      (t)   Scheduled  Payments;  Delinquency.  As of the  Cutoff  Date,  each
Designated  Receivable had a first scheduled payment that was due on or before
October 31,  2000;  as of the Cutoff  Date,  no  Designated  Receivable  had a
payment  that was more than 60 days  past  due;  as of the  Closing  Date,  no
Designated  Receivable  had a final  scheduled  payment that is due later than
September 30, 2006.

      (u)   Vehicles.  Each Financed Vehicle to which a Designated  Receivable relates was a new or used  medium or heavy duty  truck,  bus or trailer at the time the related Obligor executed the Retail Note;

      (v)   Origin.  Each  Designated  Receivable was originated in the United
States;

      (w)   Beginning  Receivable  Balance.  The Initial Receivable Balance of
each Designated Receivable shall be $1,000 or more;

      (x)   Concentration.  The aggregate Initial  Receivables  Balance of all
Receivables  from a single Obligor shall not be more than 2.00% of the Initial
Aggregate Receivables Balance;

      (y)   Selection  Criteria.  The Designated  Receivables were selected on a random  basis  from all  Retail  Notes  satisfying  the  selection  criteria described herein, and no selection  procedures believed to be adverse to NFRRC or to  holders  of the  Securities  issued  under  the  Further  Transfer  and
Servicing  Agreements  were utilized in selecting the  Designated  Receivables from those Retail Notes of NFC and Truck Retail  Instalment  Paper Corp.,  its
wholly  owned  subsidiary,  (all of which  will be sold to NFC on the  Closing
Date), which meet the selection criteria under this Agreement; and

      (z)   No Government  Contracts.  No Obligor under any of the  Designated
Receivables is a  governmental  authority of the United States or any state or political subdivision thereof.

      SECTION III.2.    Additional  Representations  and  Warranties  of  NFC.
NFC hereby  represents  and  warrants to NFRRC as of the date hereof and as of the Closing Date under the Further Transfer and Servicing  Agreements,  in its
capacity as the seller of the Receivables hereunder, that:

      (a)   Organization  and Good  Standing.  NFC has been duly organized and is validly  existing as a corporation  in good standing  under the laws of the
State of  Delaware,  with power and  authority  to own its  properties  and to conduct its business as such  properties are presently owned and such business is presently  conducted,  and had at all relevant  times,  and now has, power, authority and legal right to acquire and own the Receivables;

      (b)   Due  Qualification.  NFC is duly  qualified  to do  business  as a foreign corporation in good standing,  and has obtained all necessary licenses and  approvals,  in all  jurisdictions  in  which  the  ownership  or lease of property  or the  conduct  of its  business  requires  or shall  require  such qualification;

      (c)   Power and  Authority.  NFC has the power and  authority to execute and deliver this Agreement and to carry out its terms;  NFC has full power and authority  to sell and  assign  the  Designated  Receivables  and the  Related
Security to NFRRC,  has duly  authorized  such sale and assignment to NFRRC by all necessary  corporate action;  and the execution,  delivery and performance of this Agreement have been duly authorized by NFC by all necessary  corporate action;

      (d)   Valid Sale;  Binding  Obligation.  This  Agreement,  together with the PA Assignment,  when duly executed and delivered, shall (upon satisfaction of the  conditions  set forth in Section  4.02(b)  hereof)  constitute a valid sale,  transfer  and  assignment  of the  Designated  Receivables  and Related
Security,  enforceable  against creditors of and purchasers from NFC; and this
Agreement,  together with the PA Assignment, when duly executed and delivered, shall  (upon  satisfaction  of the  conditions  set forth in  Section  4.02(b)
hereof)  constitute a legal,  valid and binding  obligation of NFC enforceable against NFC in accordance with its respective terms,  except as enforceability may be limited by applicable bankruptcy,  insolvency,  reorganization or other similar laws affecting the enforcement of creditors'  rights in general and by general  principles of equity,  regardless of whether such  enforceability  is considered in a proceeding in equity or at law;

      (e)   No Violation.  The consummation of the  transactions  contemplated by this Agreement and the PA Assignment,  and the  fulfillment of the terms of this Agreement and the PA Assignment  shall not conflict  with,  result in any breach of any of the terms and provisions  of, or constitute  (with or without notice or lapse of time) a default under,  the certificate of incorporation or by-laws of NFC, or any indenture,  agreement, mortgage, deed of trust or other instrument  to which NFC is a party or by which it is bound,  or result in the creation or imposition of any Lien upon any of its properties  pursuant to the terms  of any  such  indenture,  agreement,  mortgage,  deed of trust or other instrument  (other  than this  Agreement,  the PA  Assignment  or any  Further
Transfer and Servicing Agreement),  or violate any law or, to NFC's knowledge, any  order,  rule  or  regulation  applicable  to NFC of any  court  or of any federal or state regulatory body,  administrative agency or other governmental instrumentality having jurisdiction over NFC or any of its properties;

      (f)   No Proceedings.  There are no proceedings or, to NFC's  knowledge, investigations pending or, to NFC's knowledge,  threatened,  before any court, regulatory  body,  administrative  agency or other  tribunal  or  governmental instrumentality  having  jurisdiction over NFC or its properties (i) asserting the  invalidity  of this  Agreement  or the PA  Assignment,  (ii)  seeking  to prevent  the  consummation  of any of the  transactions  contemplated  by this
Agreement or the PA Assignment,  or (iii) seeking any  determination or ruling that might  materially  and  adversely  affect the  performance  by NFC of its obligations  under,  or the validity or  enforceability  of, this Agreement or the PA Assignment; and

      (g)   No Consent. No permit,  consent,  approval or authorization of, or declaration  to or filing  with,  any  governmental  authority  is required in connection  with  the  execution,  delivery  and  performance  by NFC of  this
Agreement or the PA Assignment or the  consummation by NFC of the transactions contemplated  hereby or thereby  except as  expressly  contemplated  herein or therein.

      SECTION III.3.    Representations   and   Warranties  of  NFRRC.   NFRRC
hereby represents and warrants to NFC as of the date hereof:

      (a)   Organization  and Good  Standing.  NFRRC has been  duly  organized and is validly  existing as a corporation  in good standing  under the laws of the State of Delaware,  with power and authority to own its  properties and to conduct its business as such  properties are presently owned and such business is presently  conducted,  and had at all relevant  times,  and now has, power, authority and legal right to acquire and own the Designated Receivables;

      (b)   Due  Qualification.  NFRRC is duly  qualified  to do business as a foreign corporation in good standing,  and has obtained all necessary licenses and  approvals,  in all  jurisdictions  in  which  the  ownership  or lease of property or the conduct of its business requires such qualification;

      (c)   Power  and  Authority.  NFRRC  has  the  power  and  authority  to execute  and  deliver  this  Agreement  and to  carry  out its  terms  and the
execution,   delivery  and  performance  of  this  Agreement  have  been  duly authorized by NFRRC by all necessary corporate action;

      (d)   No  Violation.  The  consummation  by  NFRRC  of the  transactions contemplated  by this  Agreement  and the  fulfillment  of the  terms  of this
Agreement  shall not conflict  with,  result in any breach of any of the terms and  provisions of or constitute  (with or without  notice or lapse of time) a default under,  the certificate of  incorporation  or by-laws of NFRRC, or any indenture,  agreement,  mortgage,  deed of trust or other  instrument to which
NFRRC is a party or by  which  it is  bound,  or  result  in the  creation  or imposition  of any Lien upon any of its  properties  pursuant  to the terms of any such indenture,  agreement or other instrument (other than this Agreement, the PA  Assignment  or any  Further  Transfer  and  Servicing  Agreement),  or
violate  any law or, to  NFRRC's  knowledge,  any  order,  rule or  regulation applicable to NFRRC of any court or of any federal or state  regulatory  body,
administrative   agency   or   other   governmental   instrumentality   having
jurisdiction over NFRRC or any of its properties;

      (e)   No   Proceedings.   There  are  no  proceedings   or,  to  NFRRC's
knowledge,  investigations  pending  or,  to  NFRRC's  knowledge,  threatened, before any court, regulatory body,  administrative agency or other tribunal or governmental  instrumentality having jurisdiction over NFRRC or its properties
(i) asserting  the  invalidity of this  Agreement or the PA  Assignment,  (ii)
seeking to prevent the  consummation of any of the  transactions  contemplated by this  Agreement or  (iii) seeking  any  determination  or ruling that might materially and adversely  affect the  performance by NFRRC of its  obligations under,  or  the  validity  or  enforceability  of,  this  Agreement  or the PA
Assignment;

      (f)   Binding  Obligation.  This  Agreement  shall  constitute  a legal, valid and binding obligation of NFRRC enforceable  against NFRRC in accordance with  its  terms,  except  as  enforceability  may be  limited  by  applicable bankruptcy,  insolvency,  reorganization,  or other similar laws affecting the enforcement  of  creditors'  rights in general  and by general  principles  of
equity,   regardless  of  whether  such  enforceability  is  considered  in  a proceeding in equity or at law; and

      (g)   No Consent. No permit,  consent,  approval or authorization of, or declaration  to or filing  with,  any  governmental  authority  is required in connection  with the  execution,  delivery  and  performance  by NFRRC of this
Agreement,  or the  consummation  by  NFRRC of the  transactions  contemplated hereby except as expressly contemplated herein.

                                  ARTICLE IV
                                  CONDITIONS

      SECTION IV.1.     Conditions to Obligation of NFRRC.  The  obligation of
NFRRC to purchase  Designated  Receivables and the Related Security  hereunder is subject to the satisfaction of the following conditions:

      (a)   Representations  and  Warranties  True.  The  representations  and warranties of NFC in Section 3.01  regarding the  Designated  Receivables  and the  Related  Security,  and  the  representations  and  warranties  of NFC in
Section 3.02,  shall be true and correct as of the Closing Date, and NFC shall have performed all  obligations to be performed by it hereunder on or prior to the Closing Date.

      (b)   No Repurchase  Event.  No Repurchase  Event (as defined in Section
5.04 below)  shall have  occurred on or prior to the Closing Date with respect to any of the Designated Receivables.

      (c)   Computer  Files  Marked.  NFC  shall,  at its own  expense,  on or prior to the Closing  Date,  (i)  indicate in its  computer  files  created in connection  with the Designated  Receivables  that the Designated  Receivables have been sold to NFRRC  pursuant to this  Agreement and the PA Assignment and
(ii) deliver to NFRRC the Schedule of  Receivables  certified by an officer of
NFC to be true, correct and complete.

      (d)   Documents to be Delivered By NFC.

            (i)   The PA  Assignment.  On the Closing Date,  NFC shall execute and deliver to NFRRC the PA Assignment.

            (ii)  Evidence  of UCC Filing.  On or prior to the  Closing  Date,
      NFC  shall  record  and  file,  at its own  expense,  a UCC-1  financing statement in each  jurisdiction  in which  required by  applicable  law, executed  by NFC as seller  or  debtor,  naming  NFRRC as  purchaser  or secured party,  naming the Designated  Receivables and Related  Security as  collateral,  meeting  the  requirements  of the  laws of  each  such jurisdiction  and in such manner as is  necessary  to perfect  under the
      UCC the sale,  transfer,  assignment  and  conveyance of the  Designated
      Receivables and the Related  Security (to the extent it constitutes Code
      Collateral) to NFRRC.  NFC shall deliver a  file-stamped  copy, or other evidence  satisfactory to NFRRC of such filing,  to NFRRC on or prior to the Closing Date.

            (iii) Other  Documents.  On the Closing  Date,  NFC shall  provide such other documents as NFRRC may reasonably request.

      (e)   Other Transactions.  The related transactions  contemplated by the
Further Transfer and Servicing  Agreements shall be consummated on or prior to the Closing Date (and all conditions  precedent thereto shall be satisfied) to
the  extent  that  such   transactions   are  intended  to  be   substantially
contemporaneous with the transactions hereunder.

      SECTION IV.2.     Conditions  To  Obligation  of NFC. The  obligation of
NFC to sell the Designated  Receivables to NFRRC hereunder on the Closing Date is subject to the satisfaction of the following conditions:

      (a)    Representations  and  Warranties  True. The  representations  and warranties  of NFRRC  hereunder  shall be true and  correct as of the  Closing
Date,  and NFRRC shall have  performed all  obligations  to be performed by it hereunder on or prior to the Closing Date.

      (b)   Purchase  Price.  On the Closing Date,  NFRRC shall pay to NFC the
Purchase  Price,  payable on such date as  provided  in  Section 2.02  of this
Agreement.

                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

      NFC agrees with NFRRC as follows:

      SECTION V.1.      Conflicts   With  Further   Transfer  and  Servicing
Agreements.  To the extent that any  provision  of Sections  5.02 through 5.04 of this  Agreement  conflicts  with any provision of the Further  Transfer and
Servicing  Agreements,  the Further  Transfer and Servicing  Agreements  shall govern.

      SECTION V.2.      Protection of Title.

      (a)   Filings.  NFC shall  execute  and file such  financing  statements and cause to be executed  and filed such  continuation  and other  statements, all in such  manner  and in such  places  as may be  required  by law fully to preserve,  maintain and protect the interest of NFRRC under this  Agreement in the  Designated  Receivables  and the  Related  Security  and in the  proceeds thereof.  NFC shall deliver (or cause to be  delivered) to NFRRC  file-stamped copies of, or filing  receipts for, any document filed as provided  above,  as soon as available following such filing.

      (b)   Name  Change.   NFC  shall  not  change  its  name,   identity  or
corporate  structure  in any  manner  that  would,  could  or  might  make any financing statement or continuation  statement filed by NFC in accordance with
Section 5.02(a)  seriously  misleading  within the meaning of Section 9-402(7)
of the UCC,  unless it shall have given  NFRRC at least 60 days prior  written notice thereof and shall file such  financing  statements or amendments as may be necessary to continue the  perfection of NFRRC's  security  interest in the
Designated Receivables and the Related Security.

      (c)   Executive  Office;  Maintenance  of Offices.  NFC shall give NFRRC at least 60 days  prior  written  notice of any  relocation  of its  principal
executive  office  if,  as  a  result  of  such  relocation,   the  applicable
provisions  of the UCC  would  require  the  filing  of any  amendment  of any previously  filed financing or continuation  statement or of any new financing statement.  NFC  shall  at all  times  maintain  each  office  from  which  it services Designated  Receivables and its principal executive office within the
United States of America.

      SECTION V.3.      Other Liens or Interests.  Except for the  conveyances
hereunder  and  as  contemplated   by  the  Further   Transfer  and  Servicing
Agreements,  NFC shall not sell,  pledge,  assign or transfer  the  Designated
Receivables and the Related  Security to any other Person,  or grant,  create, incur,  assume or suffer to exist any Lien (except any Lien which may exist in accessions  to the  Financed  Vehicles  not  financed by NFC) on any  interest therein,  and NFC shall  defend the right,  title and interest of NFRRC in, to and under the Designated  Receivables and Related  Security against all claims of third parties claiming through or under NFC.

      SECTION V.4.      Repurchase  Events.  By its  execution  of the Further
Transfer and Servicing  Agreements to which it is a party, NFC shall be deemed to  acknowledge  the  assignment  by NFRRC  of such of its  right,  title  and interest  in, to and under this  Agreement  to the  Subsequent  Transferee  as shall be  provided in the  Further  Transfer  and  Servicing  Agreements.  NFC
hereby  covenants  and  agrees  with  NFRRC for the  benefit  of NFRRC and the
Interested  Parties,   that  in  the  event  of  a  breach  of  any  of  NFC's
representations  and warranties  contained in Section 3.01 hereof with respect to  any  Designated  Receivable  (a  "Repurchase  Event")  as  of  the  second
Accounting  Date following  NFC's discovery or its receipt of notice of breach
(or, at NFC's election,  the first  Accounting Date following such discovery), unless such breach  shall have been cured in all material  respects,  NFC will repurchase such Designated  Receivable from the Subsequent  Transferee (if the
Subsequent Transferee is then the Owner of such Designated  Receivable) on the related  Distribution  Date  for an  amount  equal  to the  Warranty  Payment, without  further  notice  from  NFRRC  hereunder.  Upon  the  occurrence  of a
Repurchase  Event with respect to a Designated  Receivable  for which NFRRC is the Owner, NFC agrees to repurchase such Designated  Receivable from NFRRC for an amount  and upon the same  terms as NFC would be  obligated  to  repurchase such Designated  Receivable  from the Subsequent  Transferee if the Subsequent
Transferee  was then the Owner thereof,  and upon payment of such amount,  NFC shall have such rights with respect to such  Designated  Receivable  as if NFC had purchased such  Designated  Receivable  from the Subsequent  Transferee as the Owner  thereof.  It is understood and agreed that the obligation of NFC to repurchase any Designated  Receivable as to which a breach has occurred and is continuing shall, if such obligation is fulfilled,  constitute the sole remedy against NFC for such breach available to NFRRC or any Interested Party.

      SECTION V.5.      Indemnification.  NFC  shall  indemnify  NFRRC for any
liability  as a  result  of  the  failure  of a  Designated  Receivable  to be originated in compliance  with all  requirements  of law and for any breach of any of its  representations  and warranties  contained herein.  This indemnity obligation shall be in addition to any obligation that NFC may otherwise have.

      SECTION V.6.      Further  Assignments.   NFC  acknowledges  that  NFRRC
shall,  pursuant  to the  Further  Transfer  and  Servicing  Agreements,  sell
Designated  Receivables  to the  Subsequent  Transferee  and assign its rights hereunder to the  Subsequent  Transferee,  subject to the terms and conditions of the Further  Transfer and  Servicing  Agreements,  and that the  Subsequent
Transferee  may in turn  further  pledge,  assign or  transfer  its  rights in
Designated  Receivables  and this  Agreement.  NFC further  acknowledges  that
NFRRC may assign its rights under the  Custodian  Agreement to the  Subsequent
Transferee.

      SECTION V.7.      Pre-Closing  Collections.  Within  two  Business  Days
after the  Closing  Date,  NFC  shall  transfer  to the  account  or  accounts designated  by  NFRRC  (or by the  Subsequent  Transferee  under  the  Further
Transfer and Servicing  Agreements) all collections  (from whatever source) on or with respect to the Designated Receivables and the Related Security.

      SECTION V.8.      Limitation  on  Transfer  of  International  Purchase
Obligations.  NFRRC  acknowledges  and agrees that the rights  pursuant to the
International  Purchase Obligations are personal to NFC, and only the proceeds of such rights have been  assigned to NFRRC.  NFRRC is not and is not intended to be a third-party  beneficiary of such rights and, accordingly,  such rights will  not  be  exercisable  by,  enforceable  by or for  the  benefit  of,  or preserved for the benefit of, NFRRC.

      SECTION V.9.      Sale  Treatment.  NFC  intends  to treat the  transfer
and assignment described herein as a sale for accounting and tax purposes.

                                  ARTICLE VI
                           MISCELLANEOUS PROVISIONS

      SECTION VI.1.     Amendment.  This  Agreement  may be amended  from time
to time  (subject  to any  expressly  applicable  amendment  provision  of the
Further  Transfer  and  Servicing  Agreements)  by a  written  amendment  duly executed and  delivered by NFC and NFRRC.  Prior to the  execution of any such amendment,  NFC shall furnish  written  notification  of the substance of such amendment to each of the Rating Agencies.

      SECTION VI.2.     Survival.   The   representations,    warranties   and
covenants  of NFC set forth in  Article  III and  Article V of this  Agreement shall  remain in full force and effect and shall  survive  the Closing and the closing under the Further Transfer and Servicing Agreements.

      SECTION VI.3.     Notices.  All  demands,   notices  and  communications
under this  Agreement  shall be  delivered  as  specified in Appendix B to the
Pooling and Servicing Agreement.

      SECTION VI.4.     Governing   Law.   All   questions    concerning   the
construction,  validity  and  interpretation  of  this  Agreement  and  the PA
Assignment  shall be governed by and construed and enforced in accordance with the  internal  laws of the State of  Illinois,  without  giving  effect to any choice of law or conflict  provision or rule (whether of the State of Illinois or any other  jurisdiction)  that would cause the  application  of the laws of any jurisdiction other than the State of Illinois.

      SECTION VI.5.     Waivers.  No  failure or delay on the part of NFRRC in
exercising  any  power,  right  or  remedy  under  this  Agreement  or  the PA
Assignment shall operate as a waiver thereof,  nor shall any single or partial exercise  of any such  power,  right or remedy  preclude  any other or further exercise thereof or the exercise of any other power, right or remedy.

      SECTION VI.6.     Costs and Expenses.  NFC agrees to pay all  reasonable
out-of-pocket  costs and  expenses of NFRRC,  including  fees and  expenses of counsel,  in  connection  with the  perfection  as  against  third  parties of
NFRRC's right, title and interest in, to and under the Designated  Receivables and the enforcement of any obligation of NFC hereunder.

      SECTION VI.7.     Confidential  Information.  NFRRC agrees that it shall
neither  use nor  disclose  to any  person  the  names  and  addresses  of the
Obligors,  except  in  connection  with  the  enforcement  of  NFRRC's  rights hereunder,  under the Designated  Receivables,  under the Further Transfer and
Servicing Agreements or as required by law.

      SECTION VI.8.     Headings.  The various  headings in this Agreement are
for  purposes  of  reference   only  and  shall  not  affect  the  meaning  or
interpretation of any provision of this Agreement.

      SECTION VI.9.     Counterparts.  This  Agreement  may be executed in two
or more counterparts, and by different parties on separate counterparts,  each of which shall be an original,  but all of which together shall constitute one and the same instrument.

      SECTION VI.10.    Severability  of  Provisions.  If any  one or  more of
the covenants,  agreements,  provisions or terms of this  Agreement  shall for any  reason  whatsoever  be held  invalid,  then such  covenants,  agreements, provisions  or  terms  shall  be  deemed  enforceable  to the  fullest  extent permitted,  and if not so  permitted,  shall  be  deemed  severable  from  the remaining  covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability of the other provisions of this Agreement or of any Securities or rights of any Owner.

      SECTION VI.11.    Further  Assurances.  NFC and  NFRRC  agree  to do and
perform,  from  time to  time,  any and all acts  and to  execute  any and all further instruments  required or reasonably  requested by the other more fully to effect the  purposes of this  Agreement,  including  the  execution  of any financing  statements or  continuation  statements  relating to the Designated
Receivables  for  filing  under the  provisions  of the UCC of any  applicable jurisdiction.

      SECTION VI.12.    No Third-Party  Beneficiaries.  This  Agreement  shall
inure to the  benefit of and be binding  upon the parties  hereto,  the Owners and their  respective  successors and permitted  assigns.  Except as otherwise expressly provided in this Agreement,  no other Person shall have any right or obligation hereunder.

      SECTION VI.13.    Merger  and   Integration.   Except  as   specifically
stated otherwise  herein,  this Agreement sets forth the entire  understanding of  the  parties  relating  to  the  subject  matter  hereof,  and  all  prior understandings,  written  or oral,  are  superseded  by this  Agreement.  This
Agreement may not be modified,  amended,  waived,  or  supplemented  except as provided herein.

                           *     *     *     *     *

      IN WITNESS WHEREOF,  the parties hereby have caused this Agreement to be executed by their  respective  officers  thereunto  duly  authorized as of the date and year first above written.

                              NAVISTAR FINANCIAL CORPORATION

                                 By:/s/R. Wayne Cain
                                    ______________________________________
                                    R. Wayne Cain
                                    Vice President and Treasurer

                              NAVISTAR FINANCIAL RETAIL RECEIVABLES
                              CORPORATION

                                 By:/s/R. Wayne Cain
                                    ______________________________________
                                    R. Wayne Cain
                                    Vice President and Treasurer

-------------------------------------------------------------------------------

                                   EXHIBIT A

                             FORM OF PA ASSIGNMENT

      For value received, in accordance with the Purchase Agreement,  dated as of November 1, 2000 (the "Purchase  Agreement"),  between  Navistar  Financial
Corporation,  a Delaware  corporation  ("NFC"),  and Navistar Financial Retail
Receivables  Corporation,  a Delaware corporation  ("NFRRC"),  NFC does hereby sell, assign,  transfer and otherwise convey unto NFRRC, without recourse, all right,  title and interest of NFC in, to and under (i) the Receivables  listed on  Schedule I hereto,  (having an Initial  Aggregate  Receivables  Balance of
$764,710,097.53)  (the "Designated  Receivables")  and all monies paid thereon
(including  Liquidation  Proceeds) and due  thereunder on and after the Cutoff
Date;  (ii)  the  security  interests  in the  Financed  Vehicles  granted  by
Obligors  pursuant to the Designated  Receivables and, to the extent permitted by law, any  accessions  thereto which are financed by NFC; (iii) the benefits of any lease  assignments  with  respect to the  Financed  Vehicles;  (iv) any
proceeds  from  any  Insurance   Policies  with  respect  to  the   Designated
Receivables;  (v) any  proceeds  from  Dealer  Liability  with  respect to the
Designated  Receivables,  proceeds from any International Purchase Obligations with respect to the Designated  Receivables  (subject to the  limitations  set forth  in  Section  5.08 of the  Purchase  Agreement)  and  proceeds  from any
Guaranties  of Designated  Receivables;  and (vi) any proceeds of the property described in clauses (i), (ii) and (iii) above.

      The foregoing  sale does not constitute and is not intended to result in any assumption by NFRRC of any obligation of the  undersigned to the Obligors,
Dealers,  insurers  or any other  Person  in  connection  with the  Designated
Receivables,  the  agreements  with  Dealers,  any  Insurance  Policies or any agreement or instrument relating to any of them.

      This PA  Assignment  is made  pursuant to and upon the  representations, warranties  and  agreements  on the part of the  undersigned  contained in the
Purchase Agreement and is to be governed by the Purchase Agreement.

      Capitalized  terms used herein and not otherwise  defined shall have the meaning assigned to them in the Purchase Agreement.

                                 *  *  *  *  *

      IN WITNESS WHEREOF,  the undersigned has caused this PA Assignment to be duly executed as of November 1, 2000.

                                    NAVISTAR FINANCIAL CORPORATION

                                 By:/s/R. Wayne Cain
                                    ______________________________________
                                    R. Wayne Cain
                                    Vice President and Treasurer

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                      SCHEDULE OF DESIGNATED RECEIVABLES

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